EXHIBIT 10-E

                                ADC TELECOMMUNICATIONS
                                      CORPORATE
               MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                   FISCAL YEAR 1997

                                ADC TELECOMMUNICATIONS
                                      CORPORATE
               MANAGEMENT INCENTIVE PLAN DOCUMENT - DIRECTORS AND ABOVE
                                   FISCAL YEAR 1997

I.  PLAN NAME AND EFFECTIVE DATE

The name of this Plan is the ADC Telecommunications, Inc. ("Company"), Corporate Management Incentive Plan - Directors and Above, Fiscal Year ("FY") 1997, effective November 1, 1996 through October 31, 1997.

II.  PURPOSE

The purpose of the Plan is to provide, with full regard to the protection of shareholder's investments, a direct financial incentive for eligible employees to perform an effective leadership role and make a significant contribution to the Company's established goals.

III.  ADMINISTRATION

This Plan is administered by a Management Incentive Plan Committee ("Committee") appointed and authorized by the Company's Board of Directors. Subject to the complete and full discretion of the Board of Directors, the Committee is authorized to make all decisions as required in administration of the Plan and to exercise its discretion to define, interpret, construe, apply and make any exceptions to the terms of the Plan.

IV.  ELIGIBILITY

The Committee establishes rules of eligibility for participation in the Plan and determines eligibility in accordance with those rules. For Fiscal Year 1997, eligibility applies to all employees in Grades 17 and above, plus any Grade 16 directors. Participation is effective as of the date approved by the Committee and is communicated to the participant by an incentive opportunity statement ("Participant Form") specifying the target incentive level for the position. No employee will become a participant in the Plan after May 1, 1997, unless the employee is already a participant in the Management Incentive Plan for Managers.

V.  PLAN GOALS

The Plan reinforces the key financial goals which support ADC's long-term strategic plans. The FY 1997 goal categories and weights for Corporate participants are as follows:

                GOAL                      WEIGHT
                ----                      ------
*        Corporate EVA Improvement          60%
         Corporate Revenue                  20%
**       Individual Contribution            20%
                                           ----

         TOTAL                             100%

* EVA Improvement is the dollar amount of planned year-over-year improvement in EVA. EVA Improvement goals are set for each of the next 3 years.

** The Individual Contribution goal measures your performance against pre-determined objectives. The objectives are to be documented on the attached "Individual Objective" form and require your Supervisor's and Division head's approval.

VI.  INCENTIVE PAYOUT OPPORTUNITIES

A. The payout opportunity for meeting the Corporate Revenue and Individual Contribution goals are as follows:

                                                 PAYOUTS
                                  ----------------------------------------
         GOAL                      THRESHOLD      TARGET      MAXIMUM
         ----                      ---------      ------      -------
         Corporate Revenue        0% of Target     100%    400% of Target
         Individual Contribution  0% of Target     100%    200% of Target

       Results between threshold-target and target-maximum are interpolated.

B.  The payout opportunity for meeting the EVA Improvement goal is as follows:

         GOAL                      THRESHOLD      TARGET      MAXIMUM
         ----                      ---------      ------      -------
         EVA Improvement              N/A          100%         N/A
                             (unlimited downside)       (unlimited upside)

         Incentive amounts are interpolated based on leverage (the slope of the line).

         There are no thresholds and maximums for the EVA Improvement goal. However, the specific incentive payout is a function of a bonus bank concept which is described in Section VII and Section VIII.

VII.  BONUS BANK DEFINITION

As mentioned earlier, the Plan offers unlimited upside and downside rewards to participants for creating value. In order to ensure that EVA Improvements are sustainable over a multi-year period, a bonus bank is created whereby exceptional performance (above 200% of target) is credited to your account and poor performance (negative amounts below 0% of the target level) is deducted from your account.

The specific mechanics of the bonus bank are described below.

VIII.  HOW THE BONUS BANK WORKS

A. A bonus bank account is created when the EVA Improvement goal achievement is above 200% of target or below 0% of the target level.

B. Amounts achieved in excess of 200% of target are put into an EVA Improvement bonus bank. These amounts vest at a rate of 25% per year, beginning immediately, and then after 1 year, 2 years, and 3 years, respectively.

C. If EVA Improvement is less than 0% of the target level for the current Plan year, a negative amount is calculated and is handled as follows:

         1. If there is a positive current year bonus bank amount, the negative amount offsets it. After the negative has been applied, any positive vested amount is paid. If the bonus bank is negative at the end of the year, the negative amount is carried over to the next year.

         2. If no positive bank balances have been carried forward from prior year(s), the entire negative amount goes into the bonus bank and is carried forward into the next plan year. Then, in that next Plan year, if EVA Improvement is positive, the negative amount offsets amounts earned in that year in this manner and order:

              a) Up to 100% of target achieved: No reduction or offset. Amount is paid immediately.

              b) Between 100% and 200% of target. Offset applies before any payout occurs. The remaining amount, if any, is paid immediately.

              c)  Over 200% of target:  Offset applies before any amounts are
              banked and subject to vesting.   Any remaining amounts are
              subject to vesting schedule described above.

D. The bonus bank is a bookkeeping account and as such, amounts allocated to a participant's bonus bank earn no interest, are unfunded, and do not actually vest until they are paid out in in accordance with the Plan.

IX.  MAXIMUM EVA IMPROVEMENT GOAL PAYOUT IN ANY PLAN YEAR

Notwithstanding the above, the maximum amount that may be paid in any one year to a participant due to the EVA Improvement goal, including amounts achieved for the current year and bonus bank amounts that vest in the current year, may not exceed 400% of the EVA Improvement target incentive amount.

X.  CURRENT PLAN YEAR PAYMENT

Payments which become due and payable under this Plan for the current Plan year include:

-   The amount achieved for the Revenue goal.

- The amount achieved for the Individual Contribution goal, PROVIDED THE THRESHOLD REVENUE DOLLAR AMOUNT IS MET OR 0% OF THE TARGET LEVEL FOR THE EVA IMPROVEMENT GOAL IS MET.

- Current year EVA Improvement goal achievement up to 200% of target (if there are no negative offsets).

-   Vested amount of EVA Improvement bonus bank account balance.

Payments which become due and payable under this Plan are made as soon as administratively feasible following the close of the Company's Fiscal Year.

XI.  CALCULATION OF INDIVIDUAL PAYMENTS AND BONUS BANK ACCOUNT  BALANCES

A. The obligation to make payments under the Plan is determined by achievement of goals as determined by the Board of Directors.

B.  Calculations under this Plan are a function of:

         1. Target incentive opportunity - expressed as a percentage of an individual's FY 1997 earnings. The target % for each participant is designated on the "Participant Form."

         2.   Participant's 1997 Fiscal Year base salary earnings.

         3. Corporate and individual performance against the established goals.

C.  Individual award calculations are shown by the following examples:

Assume we have a Plan participant with the following facts:

-------------------------------------------------------------------------
Current Plan Year                 1997
-------------------------------------------------------------------------
Grade                             17
-------------------------------------------------------------------------
Base Salary Earnings              $85,000
-------------------------------------------------------------------------
Target Incentive Opportunity      20% of base salary earnings or $17,000
-------------------------------------------------------------------------


-------------------------------------------------------------------------
GOAL                        WEIGHT          TARGET INCENTIVE DOLLARS
----                        ------          ------------------------
Corporate EVA Improvement    60%                      $10,200
Corporate Revenue            20%                      $ 3,400
Individual Contribution      20%                      $ 3,400
                                                      -------
                                                      $17,000
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL ACHIEVEMENT (AS A % OF TARGET)
-----------------------------------
Corporate EVA Improvement           300%    x    $10,200   =    $ 30,600*
Corporate Revenue                   110%    x     $3,400   =    $  3,740
Individual Contribution             100%    x     $3,400   =    $  3,400
--------------------------------------------------------------------------------

*CORPORATE EVA IMPROVEMENT INCENTIVE CALCULATIONS:

-   1st 200% of target EVA incentive = $20,400
         Adjustments:  None.  Pay immediately.

-   Above 200% of target = $10,200
         Adjustments: Put into bonus bank. 25% vests immediately; the rest at 25% per year.

-   Final EVA incentive payout:
         $20,400 + ($10,200 x 25%) =$22,950

-   EVA bonus bank balance to carry over = 75% of $10,200 or $7,650:

      vests in 1998    =   $2,550
      vests in 1999    =   $2,550
      vests in 2000    =   $2,550
                           ------
                           $7,650

TOTAL CURRENT YEAR INCENTIVE PAYOUT: $22,950 (FINAL EVA PAYOUT) + $3,740 (REVENUE) + $3,400 (INDIVIDUAL CONTRIBUTION) = $30,090.

Assume the same Participant has the following facts the next year:

-------------------------------------------------------------------------
Current Plan Year                 1998
-------------------------------------------------------------------------
Grade                             17
-------------------------------------------------------------------------
Base Salary Earnings              $90,000
-------------------------------------------------------------------------
Target Incentive Opportunity      20% of base salary earnings or $18,000
-------------------------------------------------------------------------
EVA Bonus Bank                    $2,550 vests in 1998
-------------------------------------------------------------------------
                                  $2,550 vests in 1999
-------------------------------------------------------------------------
                                  $2,550 vests in 2000
                                  ------
-------------------------------------------------------------------------
                                  $7,650 Total Bonus Bank
-------------------------------------------------------------------------


-------------------------------------------------------------------------
GOAL                        WEIGHT          TARGET INCENTIVE DOLLARS
----                        ------          ------------------------
Corporate EVA Improvement    60%                      $10,800
Corporate Revenue            20%                      $ 3,600
Individual Contribution      20%                      $ 3,600
                                                      -------
                                                      $18,000
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOAL ACHIEVEMENT (AS A % OF TARGET)
-----------------------------------
Corporate EVA Improvement           -50%    x    $10,800   =    $ -5,400*
Corporate Revenue                    90%    x     $3,600   =    $  3,240
Individual Contribution             110%    x     $3,600   =    $  3,960
--------------------------------------------------------------------------------

*CORPORATE EVA IMPROVEMENT INCENTIVE CALCULATIONS:

-$-5,400 offsets positive bonus bank

-Apply to amount due to vest in 1998 (current plan year)

         -5,400
          2,550 due to vest in 1998
          -----
         -2,850 remaining negative accrual is carried forward to 1999

-EVA bonus bank balance to carry over:

          2,550 due to vest in 1999
         -2,850 negative carry over from 1998
          -----
           -300 beginning of year 1999 bank balance
          2,250 due to vest in 2000

TOTAL CURRENT YEAR INCENTIVE PAYOUT: $3,240 (REVENUE) + $3,960 (INDIVIDUAL CONTRIBUTION) = $7,200.

XII.  EFFECT OF CHANGE IN EMPLOYMENT STATUS

A. VOLUNTARY RESIGNATION AND RETIREMENT. A participant who voluntarily resigns full-time employment or retires prior to the end of the Fiscal Year receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over. The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

B. CHANGE BASED UPON UNSATISFACTORY JOB PERFORMANCE. A participant who is involuntarily terminated or transferred to a position not eligible for this Plan for reasons of unsatisfactory job performance receives no payment under the Plan for the current Plan year's performance or any EVA bonus bank account balances being carried over from prior Plan year(s). The participant does not have any obligations with respect to any negative EVA bonus bank account balances remaining at the end of the Plan year.

C. CHANGE BASED UPON JOB ELIMINATION. Subject to the approval of the Committee, a participant who is involuntarily terminated or transferred to a position not eligible for this Plan or another Management Incentive Plan because of a job elimination may retain the right to a pro rata calculation under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

D. CHANGE BASED UPON PROMOTION, DEMOTION, OR TRANSFER TO ANOTHER ELIGIBLE PLAN JOB. A current participant who is promoted, demoted, or transferred from an eligible position under this Plan to another eligible position under this Plan during the Fiscal Year has a pro rata calculation of the current year's performance awards based upon the time served in each position during FY 1997, provided at least three months were served in each position. If a participant is in an eligible position for less than three months during the Fiscal Year, the payment calculation is based on the incentive level of the position served in the longest. Any positive or negative bonus bank accounts transfer with the individual in their entirety.

E. CHANGE IN JOBS WITHIN THE COMPANY BUT NOT ELIGIBLE FOR THIS PLAN. A participant who changes jobs within the Company but is not eligible for this Plan, retains the right to a pro rata payout under this Plan for the current year's performance, plus a pro rata portion of any EVA bonus balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year, provided at least three months was served in the eligible position. Rights to any unvested EVA bonus bank account balances at the end of the Plan year are forfeited. The participant does not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

F. DEATH. If a participant dies during the Fiscal Year, the participant's heirs as determined by will or applicable laws of descent and distribution will have a pro rata calculation of the current year's performance, plus a pro rata portion of any EVA bonus bank balance that would otherwise have vested at the end of the current Plan year, based upon the time served in the eligible position during the Fiscal Year. Rights to any unvested EVA bonus bank account balances at the end of the current Plan year are forfeited. The participant's heirs do not have any obligations with respect to any negative EVA bonus bank account balances that remain after the pro rata calculation.

XIII.  COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

If a current Plan year payout causes the participant's total cash compensation to exceed one million dollars in the Fiscal Year, the participant must defer the portion that exceeds the one million dollars in the ADC Telecommunications Deferred Compensation Plan.

XIV.  AMENDMENT OR TERMINATION OF PLAN

The Board of Directors reserves and retains the right to modify, rescind or terminate this plan in whole or in part, at its sole discretion, and nothing in this Plan limits this right in any way or creates any rights in any employee of future participation in this Plan or any other plan, or constitutes any guarantee of compensation or employment with ADC. Further, neither the Board of Directors nor the Company has any obligation under this Plan or otherwise to adopt this or any other plan in any future fiscal year.